UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 18, 2018

StarTek, Inc.
(Exact name of registrant as specified in charter)

Delaware	1-12793	84-1370538
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8200 E. Maplewood Ave., Suite 100
Greenwood Village, CO 80111
 (Address of Principal Executive Offices) (Zip Code)

(303) 262-4500
 (Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

On July 20, 2018, StarTek, Inc. (the “Company”) completed the previously announced acquisition of all of the issued and outstanding shares of capital stock of CSP Alpha Midco Pte Ltd, a Singapore private limited company (“Aegis”), from CSP Alpha Holdings Parent Pte Ltd, a Singapore private limited company (the “Aegis Stockholder”), in exchange for the issuance of 20,600,000 shares of common stock of the Company, par value $.01 per share (the “Common Stock”). Concurrently, the Aegis Stockholder purchased 166,667 newly issued shares of Common Stock at a price of $12 per share for a total cash payment of $2,000,000. As a result of the consummation of such transactions (the “Aegis Transactions”), the Aegis Stockholder became the holder of 20,766,667 shares of Common Stock, representing approximately 55% of the outstanding Common Stock. For accounting purposes, the Aegis Transactions are treated as a reverse acquisition and Aegis is considered the accounting acquirer. Accordingly, Aegis’ historical financial statements replace the Company’s historical financial statements following the completion of the Aegis Transactions, and the results of operations of both companies will be included in the Company’s financial statements for all periods following the completion of the Aegis Transactions.
On July 20, 2018, the Company filed a Form 8-K (the “July 20 Form 8-K”) with the Securities and Exchange Commission (the “SEC”) to disclose the completion of the Aegis Transactions and related matters. The Company will file an amendment (the “Form 8-K Amendment”) of the July 20 Form 8-K with the SEC to provide audited financial statements of Aegis for the years ended March 31, 2018, March 31, 2017 and March 31, 2016 (the “Aegis Financial Statements”). The Aegis Financial Statements will constitute the financial statements of the Company as a result of the reverse acquisition accounting treatment associated with the Aegis Transactions. EKS&H LLLP acted as the Company’s independent registered public accounting firm for the year ended December 31, 2017 and in prior years. EKS&H LLLP has informed the Company that it intends to merge with Plante & Moran, PLLC effective on October 1, 2018. The Audit Committee (the “Audit Committee”) of the Company’s Board of Directors (the “Board”) has determined that Grant Thornton LLP, one of whose affiliates acted as Aegis’ independent auditor prior to the completion of the Aegis Transactions, will audit the Aegis Financial Statements and that Plante & Moran, PLLC, as the expected successor to EKS&H LLLP, will be appointed as the Company’s independent registered public accounting firm for the year ended December 31, 2018.
Item 4.01. Changes in Registrant’s Certifying Accountant

On September 18, 2018, the Audit Committee (i) appointed Grant Thornton LLP, one of whose affiliates acted as Aegis’ independent auditor prior to the completion of the Aegis Transactions, to act as the Company’s independent registered public accounting firm with respect to the Aegis Financial Statements and (ii) appointed Plante & Moran, PLLC, as the expected successor to EKS&H LLLP, to act as the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2018. The appointment of Grant Thornton LLP was effective on September 18, 2018, and the appointment of Plante & Moran, PLLC will be effective upon the filing of the Form 8-K Amendment.

The reports of EKS&H LLLP on the Company’s consolidated financial statements for the fiscal years ended December 31, 2016 and 2017 contained no adverse opinion or disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principle.

During the fiscal years ended December 31, 2016 and December 31, 2017 and the subsequent interim period through June 30, 2018 there have been (i) no disagreements with EKS&H LLLP on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of EKS&H LLLP, would have caused them to make reference to the subject matter of the disagreements in their reports on the financial statements for such fiscal years, and (ii) no “reportable events,” as such term is defined in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided EKS&H LLLP with a copy of the disclosure set forth in this Item 4.01 and has requested that EKS&H LLLP furnish the Company with a letter addressed to the SEC stating whether or not it agrees with the statements made herein, each as required by applicable SEC rules. A copy of EKS&H LLLP’s letter, dated September 18, 2018 is attached hereto as Exhibit 16.1.

During the fiscal years ended December 31, 2016 and December 31, 2017 and in the subsequent interim period through June 30, 2018, neither the Company nor anyone acting on its behalf consulted with Grant Thornton LLP regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s consolidated financial statements, and neither a written report nor oral advice was provided to the Company that Grant Thornton LLP concluded was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue, (ii) any matter that was the subject of a “disagreement” as such term is defined in Item 304(a)(1)(iv) of Regulation S-K, or (iii) any “reportable event” as such term is defined in Item 304(a)(1)(v) of Regulation S-K.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On September 18, 2018, the Board approved (i) a change in the Company’s fiscal year-end from December 31 to March 31 to correspond to the fiscal year end of Aegis prior to the completion of the Aegis Transactions and (ii) a further change in the Company’s fiscal year, to become effective upon the filing of the Form 8-K Amendment, from March 31 to December 31. For the avoidance of doubt, the Company’s 2018 fiscal year will consist of the period from April 1, 2018 through December 31, 2018.

Item 9.01 Financial Statements and Exhibits.
(d) Exhibits:

The following exhibit is filed herewith:

16.1	Letter from EKS&H LLLP to the Securities and Exchange Commission dated September 18, 2018

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STARTEK, INC.

Date: September 18, 2018	By:	/s/ Lance Rosenzweig
Lance Rosenzweig
President and Chief Executive Officer